Exhibit 10.48

TRA.0417-05/N

EMPRESA MINERA DEL CENTRO DEL PERÚ S.A.

AV. JAVIER PRADO ESTE 1975

MESA DE PARTES: AV. DE LA POESIA CDRA. 1

SAN BORJA – LIMA 41 PERÚ    TELEPHONE 476 1010

OL-CA-038-2004

ADDITIONAL CLAUSE TO THE LEASE AGREEMENT GSG-OLP-C-177-2003

WITNESSETH HEREBY the Additional Clause to the Lease Agreement GSG-OLP-177-2003 entered into by and between Empresa Minera del Centro del Perú S.A. – CENTROMÍN PERÚ S.A., identified by Tax ID Number (RUC) 20100176531, and registered office at Av. Javier Prado Este 1975, San Borja, acting by and through its General Manager, Juana Rosa DEL CASTILLO VALDIVIA, identified by National Identity Card (DNI) 105513338, as per the power of attorney entered in Electronic Item 11009323 of the Registry of Companies in and for Lima, hereinafter referred to as CENTROMÍN, and Minera Perú Copper Syndicate S.A. with Tax ID Number (RUC) 20506675457 and registered office at Calle Morelli 109, 5to Piso, San Borja, acting by and through its Exploration Manager, Ángel ÁLVAREZ ANGULO, identified by National Identity Card (DNI) 07276927, as per the power of attorney entered in Entry C 00002 of Electronic Item 11532703 of the Registry of Companies in and for Lima, hereinafter referred to as THE LESSEE, in the following terms and conditions:

RECITALS

On July 14, 2003, CENTROMÍN and THE LESSEE entered into the Lease Agreement GSG-OLP-C-177-2003 through which CENTROMÍN leased the immovable property contained in Clause Two of the Agreement referred to herein and located in the Tuctu-Morococha Residential Area.

Through Communication GER-EXPL-038-2004, THE LESSEE requested the renewal of the Agreement under the same originally agreed conditions.

Through Agreement 44-2004 held on Meeting 22-2003 dated on July 24, 2003, and Agreement 17-2004 held on Meeting 06-2004 dated on March 10, 2004, the Board of Directors of CENTROMÍN authorized its administration to renew Lease Agreement GSG-OLP-C-177-2003, including also the immovable property located in the Tuctu-Morococha area in the conditions and for the rental amount contained in such document, which has made necessary that this additional clause be entered into by the parties in the following terms:

CLAUSE ONE: EXTENSION OF THE PURPOSE OF THE AGREEMENT

The parties agree to include in the Main Agreement the rental of 36 immovable property units which have been listed in Exhibit 2 and incorporated hereto as an integral part of this document. Hence, all the properties of Tuctu built on an area of 6742.40 square meters is included in the leased property.

On the other hand, THE LESSEE expressly undertakes to assume as from April 1, 2004 the surveillance services of the Tucto and Golf Club area, and the maintenance of the residences; providing also free accommodation to the CENTROMÍN PERÚ S.A. staff, charging in such case only the cost of food.

CLAUSE TWO: EXTENSION OF THE TERM

The parties hereto agree to extend the term of the Main Agreement for an additional period of eight (8) months as from February 1, 2004 which shall expire automatically without the need of a prior notice on September 30 of this year. This term can be renewed by express agreement of the parties.

CLAUSE THREE: CONSIDERATION

The following consideration is agreed to for the extension of the lease agreement to be entered hereunder:

•	A monthly rental of S/.2.600 (Two Thousand Six Hundred Nuevos Soles) excluding VAT, for the months of February and March 2004.

•	A monthly rental increased to S/.7,000 (Seven Thousand Nuevos Soles), in April, May, June, July, August and September excluding VAT, to be paid as set forth in the Main Agreement.

The other clauses contained in the Main Agreement, as well as the additional clauses that are not contrary to this document shall remain unchanged and in full force and legal standing.

IN WITNESS WHEREOF, this document is executed in two (2) counterparts all of the same tenor in the city of Lima, this 14th day March 14, 2004.

CENTROMÍN PERÚ S.A.	THE LESSEE
(By) (signed) Juana Rosa Del Castillo Valdivia General Manager	(By)	(signed) Angel Álvarez Angulo
Exploration Manager

(signed)	Antonio Montenegro Criado
Attorney-at-Law
Lima Bar Association Register Number 19338

IH/MA/MCP

270417K5.20